                                                                   EXHIBIT 10.31


                   EMPLOYMENT AND NON-INTERFERENCE AGREEMENT
                   -----------------------------------------

     This Employment and Non-Interference Agreement, dated as of April 22, 1998 (this "Agreement"), by and between Mark R. Hefty (the "Executive") and Jackson
       ---------                                       ---------
Products, Inc., a Delaware corporation (the "Company").
                                             -------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company wishes to obtain the future services of the Executive for the Company; and

     WHEREAS, the Executive is willing, upon the terms and conditions herein set forth, to provide services hereunder; and

     WHEREAS, the Company wishes to secure the Executive's non-interference, upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:


     1.  Nature of Employment
         --------------------

     Subject to Section 3, the Company hereby employs Executive, and Executive
                ---------
agrees to accept such employment, during the Term of Employment (as defined in
Section 3(a)), as President and Chief Operating Officer of the Company to
-------------
undertake such duties and responsibilities as may be reasonably assigned to Executive from time to time by the Board of Directors of the Company.

     2.  Extent of Employment
         --------------------

     (a) During the Term of Employment, the Executive shall perform his obligations hereunder faithfully and to the best of his ability at the principal executive offices of the Company, under the direction of the Board of Directors of the Company, and shall abide by the rules, customs and usages from time to time established by the Company.

     (b) During the Term of Employment, the Executive shall devote all of his business time, energy and skill as may be reasonably necessary for the performance of his duties, responsibilities and obligations hereunder (except for vacation periods and reasonable periods of illness or other incapacity), consistent with past practices and norms in similar positions.

     (c) Nothing contained herein shall require Executive to follow any directive or to perform any act which would violate any laws, ordinances, regulations or rules of any governmental, regulatory or administrative body, agent or authority, any court or judicial authority, or any public, private or industry regulatory authority (collectively, the "Regulations"). Executive
                                                  -----------
shall act in good faith in accordance with all Regulations.

     3.  Term of Employment; Termination
         -------------------------------

     (a)  The "Term of Employment" shall commence on the date hereof and shall
               ------------------
continue until April 22, 2001 (the "Initial Term"); provided, that, (i) such
                                    ------------    --------
term shall continue for the twelve month period following such Initial Term, and for each twelve month period thereafter (each, an "Additional Term"), unless at
                                                   ---------------
least 180 days prior to the scheduled expiration date of the Initial Term or any Additional Term, either the Executive or the Company notifies the other of its decision not to continue such term and (ii) should the Executive's employment by the Company be earlier terminated pursuant to Section 3(b) or by the Executive
                                              ------------
pursuant to Section 3(c), the Term of Employment shall end on the date of such
            ------------
earlier termination.

     (b)  Subject to the payments contemplated by Section 3(f), Term of
                                                  ------------
Employment may be terminated at any time by the Company:

          (i)   upon the death of Executive;

          (ii) in the event that because of physical or mental disability Executive is unable to perform, and does not perform, in the view of the Company and as certified in writing by a competent medical physician, his duties hereunder for a continuous period of three consecutive months or any sixty working days out of any consecutive six month period;

          (iii) for Cause (as defined in Section 3(d)) or Material Breach (as
                                         ------------
     defined in Section 3(e));
                -------------

          (iv) upon the continuous poor or unacceptable performance of the Executive's duties to the Company, in the sole judgment of the Board of Directors of the Company, which has remained uncured for a period of 90 days after delivery of notice by the Company to the Executive of such dissatisfaction with Executive's performance; or

          (v) for any other reason or no reason, it being understood that no reason is required.

     Executive acknowledges that no representations or promises have been made concerning the grounds for termination or the future operation of the Company's business, and that nothing contained herein or otherwise stated by or on behalf of the Company modifies or amends the right of the Company to terminate Executive at any time, with or without Material Breach or Cause. Termination shall become effective upon the delivery by the Company to the Executive of notice specifying such termination and the reasons therefor (i.e., Section 3(b)(i)-(v)), subject
                                           ---
to the requirements for advance notice and an opportunity to cure provided in this Agreement, if and to the extent applicable.

     (c)  Subject to the payments contemplated by Section 3(f), the Term of
                                                  ------------
Employment may be terminated at any time by the Executive:

          (i)    upon the death of Executive;

          (ii) in the event that because of physical or mental disability the Executive is unable to perform, and does not perform, in the view of the Company, and as certified by a competent medical physician, his duties hereunder for continuous period of three consecutive months or any sixty working days out of any consecutive six month period; or

          (iii) as a result of a material reduction in Executive's authority, perquisites, salary, position or responsibilities (other than such a reduction which affects all of the Company's senior executives on a substantially equal or proportionate basis), the relocation of the Company's primary place of business or the relocation of Executive by the Company to another Company office more than 50 miles from St. Louis, Missouri, or the Company's willful, material violation of its obligations under this Agreement, in each case, after 60 days' prior written notice to the Company and its Board of Directors and the Company's failure thereafter to cure such reduction or violation;

     (d)  For the purposes of this Section 3, "Cause" shall mean any of the
                                   ---------   -----
following:

          (i) Executive's commission or conviction of any crime or criminal offense involving monies or other property, or any felony;

          (ii)   Executive's commission or conviction of fraud or embezzlement;
     or

          (iii) Executive's material and knowing violation of any obligations imposed upon Executive, personally, as opposed to upon the Company, whether as a stockholder or otherwise, under this Agreement, the Management Subscription Agreement, dated August 16, 1995, by and among the Company and the signatories thereto, the Revolving Credit and Acquisition Loan Agreement, dated as of April 22, 1998, among the Company, the Lenders party thereto and BankBoston, N.A., as Agent (the "Credit Agreement"), the
                                                  ----------------
     Stockholders Agreement, dated as of August 16, 1995, by and among the Company and the shareholders named therein, the Certificate of Incorporation or By-Laws of the Company; provided, that the Executive
                                                 --------
     has been given notice and 90 days from such notice fails to cure the violation;

     (e)  For the purposes of this Section 3, "Material Breach" shall mean any
                                   ---------   ---------------
of the following:

          (i) Executive's breach of any of his fiduciary duties to the Company or its stockholders or making of a willful misrepresentation or omission which breach, misrepresentation or omission would reasonably be expected to materially adversely affect the business, properties, assets, condition (financial or other) or prospects of the Company;

          (ii) Executive's willful, continual and material neglect or failure to discharge his duties, responsibilities or obligations prescribed by this Agreement or any other agreement between the Executive and the Company (other than arising solely due to physical or mental disability);

          (iii) Executive's habitual drunkenness or substance abuse which materially interferes with Executive's ability to discharge his duties, responsibilities or obligations prescribed by this Agreement or any other agreement between the Executive and the Company;

          (iv) Executive's violation of any non-competition or confidentiality agreement with the Company, including without limitation, those set forth in Sections 7 and 8 of this Agreement, or any other agreements with the
        ----------     -
     Company; and

          (v) Executive's gross neglect of his duties and responsibilities, as determined by the Company's Board of Directors;

in each case, for purposes of clauses (i) through (v), after the Company or the Board of Directors has provided Executive with 60 days' written notice of such circumstances and the possibility of a Material Breach, and Executive fails to cure such circumstances and Material Breach within those 60 days.

     (f) In the event Executive's employment is terminated by the Company under any circumstances described in Section 3(b)(v) or by Executive under the
                               ---------------
circumstances described in Section 3(c)(iii), the Company will pay to Executive
                           -----------------
the full amounts to which he would be entitled under Section 4(a) and customary
                                                     ------------
benefits through the Term of Employment. In the event Executive's employment is terminated by the Company under the circumstances described in Section 3(b)(iv),
                                                               ----------------
the Company will pay to Executive the full amounts to which he would be entitled under Section 4(a) and customary benefits for the period from the effectiveness
      ------------
of termination through the date six months after the date of such termination. In the event Executive's employment is terminated by the Company under the circumstances described in Section 3(b)(i) or (ii) or by the Executive under
                           ---------------    ----
Section 3(c)(i) or (ii), the
-----------------------

Company will pay to the Executive the full amounts to which he would be entitled under Section 4(a) and customary benefits for the period from the effectiveness
      ------------
of termination through (y) the first anniversary of the date of such termination, or (z) the third anniversary of the date of this Agreement, whichever is greater. In the event Executive's employment is terminated by the Company under any circumstances described in Section 3(b)(iii) or by Executive
                                             -----------------
as a result of resignation or voluntary termination due to any circumstance other than the material reductions, violations or relocation described in
Section 3(c)(iii) above, there will be no amounts owing by the Company to the
-----------------
Executive, under Section 4 or any other part of this Agreement, from and after
                 ---------
the effectiveness of termination. If the Company makes the payments required by this Section 3(f), such payments will constitute severance and liquidated
     ------------
damages, and the Company will not be obligated to pay any further amounts to Executive under this Agreement or otherwise be liable to Executive in connection with any termination.

     (g)  All determinations pursuant to this Section 3 shall be made by the
                                              ---------
Company's Board of Directors (not including Executive) of the Company, in its sole discretion, whose decision shall be final, conclusive and binding.

     (h)  Termination of the Term of Employment will not terminate Sections 7,
                                                                   ----------
8, 10 through 21, or any other provisions not associated specifically with the
-  --         --
Term of Employment.

     (i) In the event the Term of Employment is terminated and the Company is obligated to make payments pursuant to Section 3(f), Executive will not be
                                       ------------
obligated to seek or obtain alternative employment; provided, however, if he
                                                    --------  -------
nevertheless thereafter obtains alternative employment, then if and to the extent Executive obtains such employment, the Company's payment obligations under Section 3(f), including its obligation to provide insurance coverage, if
      ------------
any, will be mitigated and reduced by and to the extent of Executive's compensation under such alternative employment during the period for which payments are owed by the Company pursuant to Section 3(f). Moreover, in the
                                             ------------
event that, after the Restricted Period pursuant to Section 8(a), Executive is
                                                    ------------
employed by or engaged in a Competitive Business as contemplated by Section
                                                                    -------
8(a)(i), then the Company will thereupon cease and will be no longer obligated
-------
to make payments under Section 3(f).
                       ------------

     (j) In the event the Term of Employment is terminated and the Company is obligated to make payments pursuant to Section 3(f), Executive hereby waives any
                                       ------------
and all claims against the Company, and their respective officers, directors, employees, agents, or representatives, stockholders and affiliates relating to this Agreement and to his employment during the term hereof other than those payments to be made pursuant to Section 3(f).
                                ------------

     4.  Compensation.  During the Term of Employment, the Company shall pay
         ------------
compensation to Executive as follows:

     (a) As base compensation for his services hereunder, in biweekly installments, commencing on April 22, 1998, a base salary at a rate of $175,000 per annum, as increased on an annual basis to reflect the increase in the United States Cost of Living Index for All Urban Consumer (CPI-U) for the St. Louis, Missouri area (the "CPI-U Index"). The July 1995 CPI-U Index shall provide the
                    -----------
basis for calculations of such increases. Notwithstanding the minimum increase set forth above, the Board of Directors, in its sole discretion, may establish a higher compensation level.

     (b) An annual bonus compensation of up to [FIFTY PERCENT] of his annual base compensation based on Executive's performance as determined and approved by the Board of Directors, in its sole discretion. Such bonus will be at the full discretion of the Board of Directors, and may not be paid at all. Executive acknowledges that no bonus has been agreed upon or promised. If the Board of Directors decides to pay a bonus, it is to be paid within 30 days after the issuance of audited financial statements for the Company. The Board of Directors in its sole discretion may establish a higher bonus level based on the performance of Executive.

     5.  Reimbursement of Expenses
         -------------------------

     During the Term of Employment, the Company shall reimburse Executive for documented travel, entertainment and other expenses reasonably incurred by Executive in connection with the performance of his duties hereunder and, in each case, in accordance with the rules, customs and usages promulgated by the Company from time to time in effect.

     6.  Benefits
         --------

     During the Term of Employment, the Executive shall be entitled to perquisites, paid vacations and benefits (including health, short and long term disability, pension and life insurance benefits consistent with past practice, or as increased from time to time) established from time to time, by the Board of Directors for executives of the Company, subject to the policies and procedures in effect regarding participation in such benefits.

     7.  Confidential Information
         ------------------------

     (a) During and after the Term of Employment, Executive will not, directly or indirectly in one or a series of transactions, disclose to any person, or use or otherwise exploit for the Executive's own benefit or for the benefit of anyone other than the Company, any Confidential Information (as defined in
Section 9), whether prepared by Executive or not; provided, however, that any
---------                                         --------  -------
Confidential Information may be disclosed to officers, representatives, employees and agents of the Company who need to know such Confidential Information in order to perform the services or conduct the operations required or expected of them in the Business (as defined in Section 9). Executive shall
                                                   ---------
use his best efforts to prevent the removal of any Confidential Information from the premises of the Company, except as required in his normal course of employment by the Company. Executive shall use commercially reasonable efforts to cause all persons or entities to whom any Confidential Information shall be disclosed by him hereunder to observe the terms and conditions set forth herein as though each such person or entity was bound hereby. Executive shall have no obligation hereunder to keep confidential any Confidential Information if and to the extent disclosure of any thereof is specifically required by law; provided, however, that in the event disclosure is
                              --------  -------
required by applicable law, the Executive shall provide the Company with prompt notice of such requirement, prior to making any disclosure, so that the Company may seek an appropriate protective order. At the request of the Company, Executive agrees to deliver to the Company, at any time during the Term of Employment, or thereafter, all Confidential Information which he may possess or control. Executive agrees that all Confidential Information of the Company (whether now or hereafter existing) conceived, discovered or made by him during the Term of Employment exclusively belongs to the Company (and not to Executive). Executive will promptly disclose such Confidential Information to the Company and perform all actions reasonably requested by the Company to establish and confirm such exclusive ownership.

     (b)  The terms of this Section 7 shall survive the termination of this
                            ---------
Agreement regardless of who terminates this Agreement, or the reasons therefor.

     8.   Non-Interference
          ----------------

     (a) Executive acknowledges that the services to be provided give him the opportunity to have special knowledge of the Company and its Confidential Information and the capabilities of individuals employed by or affiliated with the Company and that interference in these relationships would cause irreparable injury to the Company. In consideration of this Agreement, Executive covenants and agrees that:

          (i) From the date hereof through the date that is 24 months after the termination of the Term of Employment (the "Restricted Period"), Executive
                                                 -----------------
     will not, without the express written approval of the Board of Directors of the Company, anywhere in the Market, directly or indirectly, in one or a series of transactions, own, manage, operate, control, invest or acquire an interest in, or otherwise engage or participate in, whether as a proprietor, partner, stockholder, lender, director, officer, employee, joint venturer, investor, lessor, supplier, customer, agent, representative or other participant, in any business which competes, directly or indirectly, with the Business in the Market ("Competitive Business")
                                                   --------------------
     without regard to (A) whether the Competitive Business has its office, manufacturing or other business facilities within or without the Market,
     (B) whether any of the activities of the Executive referred to above occur or are performed within or without the Market or (C) whether the Executive resides, or reports to an office, within or without the Market; provided,
                                                                     --------
     however, that (x) the Executive may, anywhere in the Market, directly or
     -------
     indirectly, in one or a series of transactions, own, invest or acquire an interest in up to five percent (5%) of the capital stock of a corporation whose capital stock is traded publicly, or that (y) Executive may accept employment with a successor company to the Company.

          (ii) During the Restricted Period (which shall not be reduced by any period of violation of this Agreement by Executive or period which is required for litigation to enforce the rights hereunder), Executive will not without the express prior written approval of the Board of Directors of the Company (A) directly or indirectly, in one or a series of transactions, recruit, solicit or otherwise induce or influence any proprietor, partner, stockholder, lender, director, officer, employee, sales agent, joint venturer, investor, lessor, supplier, customer, agent, representative or any other person which has a business relationship with the Company or had a business relationship with the Company within the 24 month period preceding the date of the incident in question, to discontinue, reduce or modify such employment, agency or business relationship with the Company, or (B) employ or seek to employ or cause any Competitive Business to employ or seek to employ any person or agent who is then (or was at any time within 24 months prior to the date the Executive or the Competitive Business employs or seeks to employ such person) employed or retained by the Company. Notwithstanding the foregoing, nothing herein shall prevent the Executive from providing a letter of recommendation to an employee with respect to a future employment opportunity.

          (iii)  The scope and term of this Section 8 would not preclude
                                            ---------
     Executive from earning a living with an entity that is not a Competitive Business.

     (b) In the event that Executive breaches his obligations in any material respect under Section 7 or this Section 8, the Company, in addition to pursuing
              ---------         ---------
all available remedies under this Agreement, at law or otherwise, and without limiting its right to pursue the same shall cease all payments to the Executive under this Agreement or any other agreement.

     (c)  The terms of this Section 8 shall survive the termination of this
                           ---------
Agreement regardless of who terminates this Agreement, or the reasons therefor.

     9.  Definitions
         -----------

     "Business" means any business conducted, or engaged in, by the Company
      --------
prior to the date hereof or at any time during the Term of Employment.

     "Cause" is defined in Section 3(c).
      -----                ------------

     "Companies" means Parent and its successors or any of its direct or
      ---------
indirect subsidiaries (including the Company), now or hereafter existing.

     "Company" is defined in the introduction.
      -------

     "Competitive Business" is defined in Section 8(a)(i).
      --------------------                ---------------

     "Confidential Information" means any confidential information including,
      ------------------------
without limitation, any study, data, calculations, software storage media or other compilation of information, patent, patent application, copyright, trademark, trade name, service mark, service name, "know-how", trade secrets, customer lists, details of client or consultant contracts, pricing policies, operational methods, marketing plans or strategies, product development techniques or plans, business acquisition plans or any portion or phase of any scientific or technical information, ideas, discoveries, designs, computer programs (including source of object codes), processes, procedures, formulas, improvements or other proprietary or intellectual property of the Company, whether or not in written or tangible form, and whether or not registered, and including all files, records, manuals, books, catalogues, memoranda, notes, summaries, plans, reports, records, documents and other evidence thereof. The term "Confidential Information" does not include, and there shall be no
      ------------------------
obligation hereunder with respect to, information that becomes generally available to the public other than as a result of a disclosure by the Executive not permissible hereunder.

     "Executive" means Mark R. Hefty or his estate, if deceased.
      ---------

     "Market" means any county in the United States of America and each similar
      ------
jurisdiction in any other country in which the Business was conducted by or engaged in by the Company prior to the date hereof or is conducted or engaged in, or is proposed to be conducted or engaged in, by the Company at any time during the Term of Employment.

     "Regulations" is defined in Section 2(c).
      -----------                ------------

     "Restricted Period" is defined in Section 8(a)(i).
      -----------------                ---------------

     "Term of Employment" is defined in Section 3(a).
      ------------------                ------------

     10.  Notice
          ------

     Any notice, request, demand or other communication required or permitted to be given under this Agreement shall be given in writing and if delivered personally, or sent by certified or registered mail, return receipt requested, as follows (or to such other addressee or address as shall be set forth in a notice given in the same manner):

     If to Executive:         Mark R. Hefty
                              _______________________
                              _______________________

     If to Company:           Jackson Products, Inc.
                              c/o The Jordan Company
                              9 West 57th Street, 40th Floor
                              New York, New York 10019
                              Attn:  A. Richard Caputo, Jr.


Any such notices shall be deemed to be given on the date personally delivered or such return receipt is issued.

     11.  Executive's Representation
          --------------------------

     Executive hereby warrants and represents to the Company that Executive has carefully reviewed this Agreement and has consulted with such advisors as Executive considers appropriate in connection with this Agreement, and is not subject to any covenants, agreements or restrictions, including without limitation any covenants, agreements or restrictions arising out of Executive's prior employment which would be breached or violated by Executive's execution of this Agreement or by Executive's performance of his duties hereunder.

     12.  Other Matters
          -------------

     Executive agrees and acknowledges that the obligations owed to Executive under this Agreement are solely the obligations of the Company, and that none of the Companies' stockholders, directors, officers, affiliates, representatives, agents or lenders will have any obligations or liabilities in respect of this Agreement and the subject matter hereof.

     13.  Validity
          --------

     If, for any reason, any provision hereof shall be determined to be invalid or unenforceable, the validity and effect of the other provisions hereof shall not be affected thereby.

     14.  Severability
          ------------

     Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. If any court determines that any provision of Section 8 or any other provision hereof is unenforceable and
             ---------
therefore acts to reduce the scope or duration of such provision, the provision in its reduced form shall then be enforceable.

     15.  Waiver of Breach; Specific Performance
          --------------------------------------

     The waiver by the Company or Executive of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other breach of such other party. Each of the parties (and third party beneficiaries) to this Agreement will be entitled to enforce its respective rights under this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of Sections 7 and 8 of this
                                                       ----------     -
Agreement and that any party (and third party beneficiaries) may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions in order to enforce or prevent any violations of the provisions of this Agreement. In the event either party takes legal action to enforce any of the terms or provisions of this Agreement, the nonprevailing party shall pay the successful party's costs and expenses, including but not limited to, attorneys' fees, incurred in such action.

     16.  Assignment; Third Parties
          -------------------------

     Neither the Executive nor the Company may assign, transfer, pledge, hypothecate, encumber or otherwise dispose of this Agreement or any of his or its respective rights or obligations hereunder, without the prior written consent of the other. The parties agree and acknowledge that each of the Companies and the stockholders and investors therein are intended to be third party beneficiaries of, and have rights and interests in respect of, Executive's agreements set forth in Sections 7 and 8.
                        ----------     -

     17.  Amendment; Entire Agreement
          ---------------------------

     This Agreement may not be changed orally but only by an agreement in writing agreed to by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter of this Agreement, and supersedes and replaces all prior Agreements, understandings and commitments with respect to such subject matter.

     18.  Litigation
          ----------

     THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT THAT NO DOCTRINE OF CHOICE OF LAW SHALL BE USED TO APPLY ANY LAW OTHER THAN THAT OF NEW YORK, AND NO DEFENSE, COUNTERCLAIM OR RIGHT OF SET-OFF GIVEN OR ALLOWED BY THE LAWS OF ANY OTHER STATE OR JURISDICTION, OR ARISING OUT OF THE ENACTMENT, MODIFICATION OR REPEAL OF ANY LAW, REGULATION, ORDINANCE OR

DECREE OF ANY FOREIGN JURISDICTION, BE INTERPOSED IN ANY ACTION HEREON. SUBJECT TO SECTION 19, EXECUTIVE AND THE COMPANY AGREE THAT ANY ACTION OR PROCEEDING TO
   ----------
ENFORCE OR ARISING OUT OF THIS AGREEMENT MAY BE COMMENCED IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURTS IN NEW YORK. EXECUTIVE AND THE COMPANY CONSENT TO SUCH JURISDICTION, AGREE THAT VENUE WILL BE PROPER IN SUCH COURTS AND WAIVE ANY OBJECTIONS BASED UPON FORUM NON CONVENIENS. THE CHOICE
                                                --------------------
OF FORUM SET FORTH IN THIS SECTION 18 SHALL NOT BE DEEMED TO PRECLUDE THE
                           ----------
ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER JURISDICTION.

     19.  Arbitration
          -----------

     THE EXECUTIVE AND THE COMPANY AGREE THAT ANY DISPUTE BETWEEN OR AMONG THE PARTIES TO THIS AGREEMENT RELATING TO OR IN RESPECT OF THIS AGREEMENT, ITS NEGOTIATION, EXECUTION, PERFORMANCE, SUBJECT MATTER, OR ANY COURSE OF CONDUCT OR DEALING OR ACTIONS UNDER OR IN RESPECT OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION ANY CLAIM UNDER THE SECURITIES ACT, THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, ANY OTHER STATE OR FEDERAL LAW RELATING TO SECURITIES OR FRAUD OR BOTH, THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT, AS AMENDED, OR FEDERAL OR STATE COMMON LAW, SHALL BE SETTLED BY FINAL, BINDING AND NON-APPEALABLE ARBITRATION IN NEW YORK, NEW YORK BY THREE ARBITRATORS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS SECTION 19, THE ARBITRATION SHALL BE
                                     ----------
CONDUCTED IN ACCORDANCE WITH THE VOLUNTARY LABOR ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION (THE "ASSOCIATION") THEN IN EFFECT. ONE OF THE ARBITRATORS SHALL BE APPOINTED BY THE COMPANY, ONE SHALL BE APPOINTED BY THE EXECUTIVE, AND THE THIRD SHALL BE APPOINTED BY THE FIRST TWO ARBITRATORS. IF THE FIRST TWO ARBITRATORS CANNOT AGREE ON THE THIRD ARBITRATOR WITHIN 60 DAYS OF THE APPOINTMENT OF THE SECOND ARBITRATOR, THEN THE THIRD ARBITRATOR SHALL BE APPOINTED BY THE ASSOCIATION. UPON THE CONCLUSION OF ARBITRATION, EXECUTIVE OR THE COMPANY MAY APPLY TO ANY COURT OF THE TYPE DESCRIBED IN SECTION 18 TO
                                                            ----------
ENFORCE THE DECISION PURSUANT TO SUCH ARBITRATION. IN CONNECTION WITH THE FOREGOING, THE PARTIES HEREBY WAIVE ANY RIGHTS TO A JURY TRIAL TO RESOLVE ANY DISPUTES OR CLAIMS RELATING TO THIS AGREEMENT.

     20.  Further Action
          --------------

     Executive and the Company agree to perform any further acts and to execute and deliver any documents which may be reasonable to carry out the provisions hereof.

     21.  Counterparts
          ------------

     This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first written above.


                                        EXECUTIVE:



                                             /s/ Mark R. Hefty
                                        -----------------------------------
                                        Name: Mark R. Hefty



                                        JACKSON PRODUCTS, INC.



                                        By:    /s/ Christopher T. Paule
                                           --------------------------------
                                           Name: Christopher T. Paule
                                           Title:   Vice President